Exhibit 99.1

JOINT NEWS RELEASE

FOR IMMEDIATE RELEASE

Contacts:	Alan W. Dakey	Craig W. Best
	President and CEO	President and CEO
	Peoples Financial Services Corp.	Penseco Financial Services Corporation
	(570) 879-6110	(570) 346-7741

PEOPLES FINANCIAL SERVICES CORP.

AND

PENSECO FINANCIAL SERVICES CORPORATION

FORM STRATEGIC BUSINESS COMBINATION

June 28, 2013 Hallstead, PA, Scranton, PA — Alan W. Dakey, President and CEO of Peoples Financial Services Corp. (“Peoples”), the holding company of Peoples Neighborhood Bank, and Craig W. Best, President and CEO of Penseco Financial Services Corporation (“Penseco”), the holding company of Penn Security Bank & Trust Company, announced today the execution of a definitive agreement for a strategic business combination to form a partnership of their financial institutions whose combined assets are expected to exceed $1.6 billion with offices headquartered in Scranton, Pennsylvania and operations headquartered in Hallstead, Pennsylvania.

The two community-based institutions will combine under the new name “Peoples Security Bank & Trust Company.” Both of their respective customers will receive the same high-level of services and products from familiar faces at their existing locations.

As part of the transaction, Peoples will issue 1.3636 shares of Peoples common stock in exchange for each outstanding share of Penseco common stock. The transaction is structured to qualify as a tax-free reorganization under the Internal Revenue Code.

The definitive agreement also provides that Peoples will survive the transaction as the holding company for Peoples Security Bank & Trust Company, with a 14-member Board of Directors comprised of six directors designated by Peoples and eight directors designated by Penseco. The agreement also provides that William E. Aubrey II will continue to serve as Chairman of the Board of Peoples.

The significantly increased asset size and expanded employee base will enable the combined banks to provide even more personalized service to their customers. “We are excited to partner with a financial company that matches our values. The combination of our two companies will allow us to continue the community bank model on a more efficient and larger scale to better serve our communities,” said Dakey.

“Peoples will be a great partner for our bank and communities. Together we can leverage a broader infrastructure and banking structure to compete with much larger institutions and preserve our long-term commitments to the regions we serve for decades,” said Best, who will serve as the combined company’s President and CEO.

Pending satisfaction of customary conditions and shareholder and regulatory approvals, the merger is currently expected to take effect in late 2013. The new combined bank, which will continue to offer the same products and services to customers as its predecessors, will operate under the Peoples holding company. It is expected that Mr. Dakey will enter into an agreement to serve as a consultant through the post-merger and conversion period.

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Peoples Neighborhood Bank is the subsidiary of Peoples Financial Services Corp. and is headquartered in Hallstead, Pennsylvania, and has 12 office locations in Lackawanna, Susquehanna and Wyoming counties of North Pennsylvania and Broome County of Southern New York. As of March 31, 2013, Peoples Financial Services Corp. had total assets of approximately $677.8 million, total net loans of $472.6 million, total deposits of $582.6 million, and shareholders’ equity of $67.8 million. For the three months ended March 31, 2013, Peoples Financial Services Corp. recognized net income of approximately $2.28 million. For more information, visit www.peoplesnatbank.com.

Penn Security Bank & Trust Company is the subsidiary of Penseco Financial Services Corporation and is headquartered in Scranton, Pennsylvania, and has 13 branches in Lackawanna, Luzerne, Wayne and Monroe counties of Pennsylvania. As of March 31, 2013, Penseco Financial Services Corporation had total assets of approximately $929.8 million, total net loans of $629.2 million, total deposits of $741.3 million, and shareholders’ equity of $133.2 million. For the three months ended March 31, 2013, Penseco Financial Services Corporation recognized net income of approximately $2.5 million. For more information, visit www.pennsecurity.com.

We make statements in this press release, and we may from time to time make other statements, regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Penseco Financial Services Corporation, Penn Security Bank & Trust Company or its subsidiaries (collectively, the “Company” or “we”), as well as those of Peoples Financial Services Corp., Peoples Neighborhood Bank, and its subsidiaries (collectively, “Peoples”), that are considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, the Company and Peoples claim the protection of the safe harbor for forward-looking statements contained in the PSLRA.

The Company and Peoples caution you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the Company’s and Peoples’ operations, pricing, products and services and other factors that may be described in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (“SEC”) from time to time.

In addition to these risks, acquisitions and business combinations—such as the business combination currently proposed between the Company and Peoples—present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder—or take longer—to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to the Company or Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, the Company and Peoples assume no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

The following disclosure is made in accordance with Rule 165 of the Securities and Exchange Commission:

Additional Information About The Transaction and Where to Find It

Peoples Financial Services Corporation will be filing a registration statement, which will include a joint proxy statement/prospectus of Penseco Financial Services Corporation and People Financial Services Corp., and other relevant documents concerning the merger with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE I THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain these documents free of charge at the SEC’s website, http://www.sec.gov/. In addition, documents filed with the SEC by Penseco Financial Services Corporation will be available free of charge by written request to Mr. Patrick Scanlon, Senior Vice President, Finance Division Head, Penn Security Bank & Trust Company, 150 North Washington Avenue, Scranton, Pennsylvania 18503 or oral request to Mr. Scanlon at (570) 346-7741, extension 2316. Documents filed with the SEC by Peoples Financial Services Corporation will be available free of charge by written request to Scott A. Seasock, Senior Vice President & Chief Financial Officer, 82 Franklin Avenue, Hallstead, PA 18822 or oral request to Scott A. Seasock at (570) 879-6110.

Participants in The Transaction

The directors, executive officers, and certain other members of management and employees of Penseco Financial Services Corporation and Peoples Financial Services Corp. are participants in the solicitation of proxies in favor of the merger from the shareholders of each of the Company and Peoples. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K filed on March 14, 2013 for the year ended December 31, 2012 (including the definitive proxy statement filed on April 1, 2013 and incorporated by reference therein). Additional information regarding the directors and executive officers of the Company and Peoples, and the interests of such participants, will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC if and when they become available.

This document is not an offer to sell shares of Peoples’ securities which may be issued in the proposed transaction. Such securities are offered only by means of the joint proxy statement/prospectus referred to above.